UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 28, 2007
INFORMATICA CORPORATION
(Exact name of registrant as specified in its charter)

State of Delaware	0-25871	77-0333710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices, including zip code)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
SIGNATURES

Item 8.01 Other Events
Informatica Corporation (the “Company”) has guidelines approved by the Board of Directors (the “Board”) for any trading plan to be used by the Company’s directors, officers or employees in trading the Company’s securities. In general, all trading plans must comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and must meet the minimum conditions set forth in the guidelines.
Two of the Company’s directors, Janice D. Chaffin and Carl J. Yankowski, and two of the Company’s officers, Earl E. Fry and Girish Pancha, have recently adopted trading plans in compliance with the approved guidelines. Such trading plans will not commence trading prior to February 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATICA CORPORATION
By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary

Date: December 4, 2007